Exhibit 10.1

*** Where this marking appears throughout this Exhibit 10.1, information has been omitted pursuant to a request for confidential treatment and such information has been filed with the Securities and Exchange Commission separately.

FIRST AMENDMENT to the
STORAGE, THROUGHPUT AND HANDLING AGREEMENT

This First Amendment to Storage, Throughput and Handling Agreement (“Amendment”) is made and effective as of July 12, 2018 and is by and between BKEP Materials, L.L.C., a Texas limited liability company (“BKEP Materials”), BKEP Terminalling, L.L.C., a Texas limited liability company (“BKEP Terminalling”), BKEP Asphalt, L.L.C., a Texas limited liability company (“BKEP Asphalt” and together with BKEP Materials and BKEP Terminalling, “Owner”), and Ergon Asphalt & Emulsions, Inc., a Mississippi corporation (“Customer”). Customer and Owner are sometimes referred to herein collectively as “Parties.” Any term not defined in this Amendment shall have the meaning ascribed to it in the Agreement.

RECITALS

WHEREAS, Customer and Owner entered into that certain Storage, Throughput and Handling Agreement dated as of October 5, 2016 (“Agreement”) wherein Owner agreed to provide certain services to Customer and Customer received such services on the terms and conditions set forth in the Agreement;

WHEREAS, on the effective date of this Amendment, Owner will sell, and Customer will acquire, the terminal located in Memphis, Tennessee (the “Terminal”) that is included within the purview of the Agreement

WHEREAS, the Parties now desire to amend the Agreement to remove the Terminal from the purview of the Agreement, as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment and in the Agreement, the Parties agree as follows:

1.	Section 11.2 of the Agreement is deleted in its entirety and replaced with the following:

“11.2 Notwithstanding anything to the contrary in this Section 11, if the cumulative amount of Extraordinary Maintenance and Repair Costs through the end of any calendar year (“EMR Costs”) exceeds the product of $*** and (a) the number of full years from the Commencement Date through the end of such calendar year plus (b) for any partial calendar year during the Term, a fraction with a numerator equal to the number of days of the Term during such partial calendar year and a denominator of 360 (“EMR Estimate”), Customer shall pay to Owner, as an additional storage and terminalling services fee (“Excess EMR Fee”), an amount equal to the greater of (i) the amount by which the EMR Costs exceed the EMR Estimate, minus all prior Excess EMR Fees previously paid under this Section 11.2, or (ii) zero. If the EMR Costs are less than the EMR Estimate, Owner shall refund to Customer the lesser of (i) the amount by which the EMR Estimate exceeds EMR Costs or (ii) the amount of prior Excess EMR Fees previously paid by Customer under this Section 11.2 (but, for the avoidance of doubt, in no case shall the cumulative amounts payable by Owner to Customer under this sentence exceed the cumulative amount of Excess EMR Fees paid by Customer to Owner).

“For example, if the Commencement Date is July 1, 2016, and the EMR Costs through the end of calendar year 2018 were $***, and Excess EMR Fees of $*** were previously paid under this Section 11.2, then the Excess EMR Fee for 2018 would be $*** (i.e., $***- ($*** x 2.5 years) - $***). If the Commencement Date is July 1, 2016, the EMR Costs through the end of calendar year 2018 were $***, and Excess EMR Fees of $*** were previously paid under this Section 11.2, then, for 2018, Owner would refund $*** of the Excess EMR Fees previously paid by Customer (i.e., lesser of (x) ($*** x 2.5 years) - $*** or (y) $***).”

2.	Section 3(a) of Attachment A shall be amended to remove the column titled “Memphis, TN Terminal” and to revise the Total column as follows:

	Nashville, TN	Birmingport, AL	Yellow Creek, MS	Pleasanton, TX	Mount Pleasant, TX	Ennis, TX	Chandler, AZ	Wolcott, KS	Total
Storage Fee	$***	$***	$***	$***	$***	$***	$***	$***	$***
Minimum Capacity Commitment	***	***	***	***	***	***	***	***	***
Per Barrel Storage Fee	$***	$***	$***	$***	$***	$***	$***	$***	$***

3.	Section 7 of Attachment A shall be amended to remove any reference to Memphis, TN from the definition of “Facilities.”

4.	Attachment B shall be amended to remove the Memphis, TN facility and all products listed thereunder.

5.	Attachment D shall be amended to remove the Memphis, TN facility and all tanks listed thereunder.

6.	All other terms and conditions of the Agreement not modified, changed, or amended by this Amendment are hereby ratified and shall remain in full force and effect as set forth in the Agreement.

[Signatures on next page.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as evidenced by the signatures of their respective duly authorized officers below.

BKEP TERMINALLING, L.L.C.			BKEP TERMINALLING, L.L.C.

By:	/s/ Alex G. Stallings		By:	/s/ Alex G. Stallings
Name:	Alex G. Stallings		Name:	Alex G. Stallings
Title:	Chief Financial Officer and Secretary		Title:	Chief Financial Officer and Secretary

BKEP ASPHALT, L.L.C.			ERGON ASPHALT & EMULSIONS,
INC.

By:	/s/ Alex G. Stallings		By:	/s/ J. Baxter Burns
Name:	Alex G. Stallings	Alex G. Stallings	Name:	J. Baxter Burns
Title:	Chief Financial Officer and Secretary		Title:	President